Exhibit 99.1

News Release

For more information:

Mary Adams, Investor Relations

Telephone: 913-621-9500

Website: www.epiqsystems.com

EPIQ SYSTEMS, INC. ANNOUNCES FIRST QUARTER RESULTS

REPORTING 85% REVENUE GROWTH

Note: A telephone conference call and web cast will be held at 3:30 p.m. central time today (April 27, 2004) to further discuss this announcement.  The toll-free dial in number for this call is 1-800-473-6123.  This call can also be accessed on the company’s website at www.epiqsystems.com.  A supplemental slide presentation is available from the website.  A digital replay of the call will be available until May 31, 2004 by dialing 1-877-519-4471 (pass code: 4705758).  The archived web cast will be available on the company’s website.

Kansas City, KS (April 27, 2004) – EPIQ Systems, Inc. (NASDAQ: EPIQ) today reported results of operations for the first quarter of 2004, with quarterly revenue growth of 85% versus prior year, which includes results from the acquisition of Poorman-Douglas effective January 30, 2004.  Net income from continuing operations for the quarter of $2.0 million and net income from continuing operations per diluted share of $0.11 include the effect of acquisition related expenses totaling $2.7 million, net of tax or $0.15 per diluted share.  Diluted weighted average shares outstanding were 18.2 million for the quarter.

Financial highlights from continuing operations for the quarter ended March 31, 2004, compared to the same period last year include:

•                  Revenue increased 85% to $26.0 million from $14.1 million. Operating revenue (total revenue less reimbursed expenses) increased 73% and revenue from reimbursed expenses increased 288%.

•                  Operating income was $4.8 million compared to $4.3 million.  Operating income includes $1.7 million of acquisition intangible amortization expense compared to $0.7 million last year and $2.2 million of acquisition related expense compared to $1.5 million for the year ago quarter.

•                  Net income from continuing operations was $2.0 million compared to $2.7 million and net income from continuing operations per diluted share was $0.11 versus $0.15.  Net income includes $1.0 million of amortization of acquisition related intangibles compared to $0.4 million last year and $1.3 million of acquisition related expense compared to $0.9 million for the year ago quarter, both net of tax.

•                  Non-GAAP adjusted net income (net income plus amortization of acquisition related intangibles, acquisition related expense and amortization of acquisition related capitalized loan fees, all net of tax) increased 17% to $4.7 million compared to $4.0 million last year.  Non-GAAP adjusted net income per share was $0.26 versus $0.22.  A reconciliation statement is attached.

•                  Non-GAAP adjusted earnings before interest, taxes, depreciation, amortization and acquisition related expenses (Non-GAAP Adjusted EBITDA) increased 32% to $10.1 million compared to $7.6 million for the year ago quarter.  A reconciliation statement is attached.

Recent key events for the company include:

•                              In January 2004 EPIQ Systems acquired Poorman-Douglas Corporation, a national leader in class action and mass tort case administration services.

•                              EPIQ Systems released TCMS™ 9.0, the latest version of its industry-leading Chapter 7 case management solution. TCMS™ 9.0 represents the product’s ninth consecutive, on-time annual release and further establishes EPIQ systems’ technology leadership.

•                              According to the Federal Reserve, consumer debt reached an all time high in the first two months of 2004. Bankruptcy filings also reached a record high in 2003, with more than 1.6 million new cases filed.

Tom W. Olofson, chairman and CEO, and Christopher E. Olofson, president and chief operating officer of EPIQ Systems, commented, “We are pleased to report strong operating performance for the quarter as well as a major strategic acquisition.  The acquisition of Poorman-Douglas expands EPIQ Systems’ industry capabilities into class action and mass tort solutions, an area closely related to our current leadership presence in bankruptcy administration.”

EPIQ Systems provides an advanced offering of integrated technology-based products and services for fiduciary management and claims administration applications. Our solutions enable clients to optimize the administration of large and complex bankruptcy, class action, mass tort, and other similar legal proceedings. EPIQ Systems clients include corporations, attorneys, trustees and administrative professionals who require sophisticated case administration and document management capabilities, extensive subject matter expertise and a high service capacity. We provide clients a packaged offering of both proprietary technology and value-added services that comprehensively addresses their extensive business requirements.  For more information, visit us online at www.epiqsystems.com.

Forward Looking Statement Disclaimer: This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, including those relating to the possible or assumed future results of operations and financial condition of the Company. These forward-looking statements are based on the Company’s current expectations and may be identified by terms such as “goal” and “objective”. Because those statements are subject to a number of risks, actual results may differ materially from those expressed or implied in this presentation. These risks include (1) any material changes in our total number of bankruptcy trustees and cases, (2) any material changes in our Chapter 7 deposits, the services required by our Chapter 11, Chapter 13, class action or mass tort cases, or the number of cases processed by our Chapter 13 bankruptcy trustee customers, (3) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, (4) our reliance on and the previously-announced change in our marketing arrangement and pricing arrangements with Bank of America for Chapter 7 revenue, (5) future bankruptcy, class action, or mass tort legislation, (6) risks associated with the integration of acquisitions into our existing business operations, (7) risks associated with the significant new indebtedness we incurred to finance the Poorman-Douglas acquisition, (8) a decline in the business of Poorman-Douglas Corporation, and (9) other risks detailed from time to time in our SEC filings, including our annual report on Form 10-K. In addition, there may be other factors not included in our SEC filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligations to update any forward-looking statements contained herein to reflect future events or developments.

(Tables follow)

EPIQ SYSTEMS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

	Three months ended March 31,
	2004	2003
REVENUES:
Case management	$16,926	$11,415
Document management	6,067	1,881
Operating revenues	22,993	13,296
Reimbursed expenses	3,019	779
Total Revenues	26,012	14,075

COSTS AND EXPENSES:
Direct and administrative costs	15,943	6,442
Depreciation and software amortization	1,381	1,118
Amortization of identifiable intangible assets	1,680	682
Acquisition related	2,181	1,485
Total Operating Expenses	21,185	9,727

INCOME FROM CONTINUING OPERATIONS	4,827	4,348

INTEREST INCOME (EXPENSE):
Interest income	34	113
Interest expense	(1,522)	(43)
Net Interest Income (Expense)	(1,488)	70

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,339	4,418

PROVISION FOR INCOME TAXES	1,338	1,741

NET INCOME FROM CONTINUING OPERATIONS	2,001	2,677

DISCONTINUED OPERATIONS:
Loss from operations of discontinued infrastructure software segment	(436)	(602)
Income tax benefit from operations of discontinued infrastructure software segment	172	237
TOTAL DISCONTINUED OPERATIONS	(264)	(365)

NET INCOME	$1,737	$2,312

NET INCOME PER SHARE INFORMATION:
Diluted income per share from continuing operations	$0.11	$0.15
Diluted (loss) per share from discontinued operations	(0.01)	(0.02)
EARNINGS PER SHARE – DILUTED	$0.10	$0.13

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – DILUTED	18,237	17,782

EPIQ SYSTEMS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2004
(In thousands)
(Unaudited)

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,088
Accounts receivable, trade, less allowance for doubtful accounts of $610	26,491
Prepaid expenses and other	6,515
Deferred income taxes	7,601
Current assets held for sale	1,233
Total Current Assets	43,928

LONG-TERM ASSETS:
Property and equipment, net	17,608
Software development costs, net	6,074
Goodwill	148,513
Other intangibles, net of accumulated amortization of $4,250	30,144
Other	872
Total Long-term Assets, net	203,211
Total Assets	$247,139

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITES:
Accounts payable	$4,836
Customer deposits	4,093
Other accrued expenses	1,389
Current maturities of long-term obligations	18,713
Current liabilities held for sale	997
Total Current Liabilities	30,028

LONG-TERM LIABILITIES:
Deferred income taxes	9,101
Long-term obligations (excluding current maturities)	76,668
Total Long-term Liabilities	85,769

STOCKHOLDERS’ EQUITY	131,342

Total Liabilities and Stockholders’ Equity	$247,139

EPIQ SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS

TO NON-GAAP ADJUSTED NET INCOME FROM CONTINUING OPERATIONS

(In thousands)

(Unaudited)

	THREE-MONTHS ENDED March 31,
	2004	2003

NET INCOME FROM CONTINUING OPERATIONS	$2,001	$2,677

Plus (net of tax):
Amortization of acquisition intangibles	1,008	416
Acquisition related expenses	1,309	906
Amortization of acquisition related capitalized loan fees	369	—
	2,686	1,322
NON-GAAP ADJUSTED NET INCOME FROM CONTINUING OPERATIONS	$4,687	$3,999

EPIQ SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME PER SHARE FROM CONTINUING OPERATIONS TO
NON-GAAP ADJUSTED NET INCOME PER SHARE FROM CONTINUING OPERATIONS

(In thousands)

(Unaudited)

	THREE-MONTHS ENDED March 31,
	2004	2003

NET INCOME PER SHARE FROM CONTINUING OPERATIONS	$0.11	$0.15

Plus per share effect (net of tax):
Amortization of acquisition intangibles	0.06	0.02
Acquisition related expenses	0.07	0.05
Amortization of acquisition related capitalized loan fees	0.02	—
	0.15	0.07
NON-GAAP ADJUSTED NET INCOME PER SHARE FROM CONTINUING OPERATIONS	$0.26	$0.22

EPIQ SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO

NON-GAAP ADJUSTED EBITDA FROM CONTINUING OPERATIONS

(In thousands)

(Unaudited)

	THREE-MONTHS ENDED March 31,
	2004	2003

NET INCOME FROM CONTINUING OPERATIONS	$2,001	$2,677

Acquisition related expenses	2,181	1,485
Depreciation and amortization	3,061	1,800
Net interest (income) expense	1,488	(70)
Provision for income taxes	1,338	1,741
	8,068	4,956
NON-GAAP ADJUSTED EBITDA FROM CONTINUING OPERATIONS	$10,069	$7,633